Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Benchmark Electronics, Inc. (the Company) on Form 10-K for the period ending December 31, 2014 (the Report), I certify to the best of my knowledge that:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Donald F. Adam
Donald F. Adam
Chief Financial Officer
February 27, 2015